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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): September 9, 2005

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                           Orleans Homebuilders, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   1-6830              59-0874323
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(State or Other Jurisdiction     (Commission            (IRS Employer
      of Incorporation)          File Number)         Identification No.)


  One Greenwood Square, Suite 101
  3333 Street Road, Bensalem, PA                               19020
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 9, 2005, the Compensation Committee of Orleans Homebuilders, Inc. (the "Company"), resolved to recommend to the Company's Board of Directors that the base salary of Jeffrey P. Orleans, Chairman and Chief Executive Officer, be increased by $130,000 to $850,000 effective July 1, 2005. After receiving the recommendation of the Compensation Committee, the Board of Directors resolved that effective July 1, 2005, the base salary of Mr. Orleans is $850,000 per year.

On September 9, 2005, pursuant to the Orleans Homebuilders, Inc. Incentive Compensation Plan, the Compensation Committee approved the payment of incentive compensation with respect to the Company's fiscal year ended June 30, 2005 and set base salaries effective as of July 1, 2005 for various officers of the Company. The bonus and salary of certain executive officers is set forth below:

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                                      BONUS FOR               BASE SALARY FOR
        NAME                         FISCAL 2005                FISCAL 2006
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Jeffrey P. Orleans,                  $2,965,650                   $850,000
Chairman and CEO
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Benjamin D. Goldman,                   $524,824                   $225,000*
Vice Chairman
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Kyle Upper,                            $500,000                   $175,000*
Division President
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*Unchanged from fiscal 2005.

The Company anticipates that each executive officer identified above, other than Mr. Orleans, will be given the opportunity to receive up to 10% of the amount of their 2005 bonus in the form of restricted stock from the Company pursuant to the terms of the Company's Stock Award Plan.

The terms of Mr. Orleans' employment with the Company are set forth in his written employment agreement with the Company. None of the other executive officers named above have a written employment agreement with the Company. In addition to compensation described in the chart above, each executive officer is eligible to receive health care benefits and to participate in a Company-sponsored 401(k) plan on terms generally available to all Company employees. The executive officers may also receive certain perquisites from the Company from time to time. During the last three fiscal years, with the exception of perquisites provided to Mr. Orleans, the value of these perquisites (as calculated in accordance with the rules of the Securities Exchange Commission relating to executive compensation) have not exceeded in any year the lesser of $50,000 or 10% of the salary of the executive officer.

On September 9, 2005, the Company's Compensation Committee also approved an incentive compensation arrangement for its Division Presidents first effective for the Company's fiscal year ending June 30, 2006. The Division Presidents do not participate in the Orleans Homebuilders Incentive Compensation Plan and the new incentive compensation arrangement does not apply to the Company's northern division.


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Under the incentive compensation arrangement for Division Presidents, 80% of a
Division President's annual bonus will be based upon the division's financial performance, 10% will be based upon the achievement of division-specific objectives determined by the Company's President, and 10% will be based upon the achievement of Company-wide objectives determined by the President. For fiscal 2006, the Company-wide objectives will be the achievement of specific revenue and earnings per share targets.


The maximum aggregate bonus a Division President may earn (for all three components) is calculated after the close of the fiscal year by multiplying the division's economic profit by a percentage determined by the Company's President during the first quarter of the fiscal year. The economic profit for each division is equal to the division's pretax income (before the Division President's bonus expense), less a capital charge. The capital charge is a percentage of the division's net assets.

The portion of the Division President's bonus attributable to the division's financial performance is calculated as follows:

The Company's management sets an upper target and a lower target for the division's economic profit percentage. The economic profit percentage is determined by dividing the division's economic profit by its homebuilding revenue. The Company's management also sets the upper, middle and lower bonus rates to be applied to the division's fiscal year's economic profit to determine the dollar amount of the bonus to be awarded to the Division President. If the division meets or exceeds the targeted economic profit percentage, the highest bonus rate will be applied and the Division President will earn the maximum bonus; if the division does not meet the lower target, the lowest bonus rate will be applied and the Division President will earn only the minimum bonus; and if the division's economic profit percentage is between the upper and lower targets, the middle bonus rate will be applied and the Division President will earn the middle bonus.

The remaining portion (20%) of the Division President's bonuses will be determined by the President based upon the attainment of division-specific goals and Company-wide goals.


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                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ORLEANS HOMEBUILDERS, INC.


Dated: September 15, 2005                 By: Joseph A. Santangelo
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                                              Joseph A. Santangelo
                                              Chief Financial Officer